SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 21, 2004

STANADYNE CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	333-45823	22-2940378
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

92 Deerfield Road

Windsor, Connecticut 06095-4209

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (860) 525-0821

N/A

(former name or former address if changed since last report)

ITEM 5. OTHER EVENTS AND REQUIRED REGULATION FD DISCLOSURE.

On July 21, 2004, Stanadyne Corporation issued a press release announcing an offering of senior subordinated notes due 2014. A copy of the press release is attached as Exhibit 99.1 to this report.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

Exhibit Number	Description of Document
99.1	Press Release dated July 21, 2004.

*****

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANADYNE CORPORATION

By:	/s/ Stephen S. Langin
Name:	Stephen S. Langin
Title:	Vice President and Chief Financial Officer

Date: July 21, 2004

EXHIBIT INDEX

EXHIBIT	Description
99.1	Press release issued by Stanadyne Corporation dated July 21, 2004